The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated July 9, 2024 to:

•	the Fund’s Prospectus, dated May 1, 2024; and
•	the Fund’s Summary Prospectus, dated May 1, 2024.

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and should be read in conjunction with the Prospectus and Summary Prospectus.

The Board of Trustees of The Advisors’ Inner Circle Fund III has approved the appointment of Magnetar Asset Management LLC to serve as an underlying manager to the Fund, effective on or around July 9, 2024 (the “Effective Date”). Accordingly, as of the Effective Date, the Fund’s Prospectus and Summary Prospectus are hereby amended and supplemented as follows:

1. In the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus, the following is added as a new, final row to the table setting forth the Fund’s underlying managers:

Underlying Manager	Strategy
Magnetar’s systematic convertible arbitrage strategy (“SCA”) seeks to buy “long” a convertible security and sell “short” a portion of the underlying stock into which the convertible security may be converted in anticipation of profiting from a relative mispricing among them. Magnetar identifies arbitrage opportunities by evaluating the size of the convertible issue, liquidity in the underlying stock, the sensitivity of the convertible security’s price to changes in the price of the underlying stock, and the cost of borrowing shares, among other things. Magnetar’s strategy generally has significant exposure to company defaults and widening of credit spreads of an issuer and/or the overall corporate credit market. Magnetar may also take short positions in an underlying issuer’s debt securities on such issuer to exploit what Magnetar believes is a mispricing. Magnetar may use derivatives to hedge risks inherent in the underlying securities and Magnetar may also seek to hedge a portion of the interest rate risk.	Convertible Arbitrage

2. In the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus, the following disclosure is added as a new, final bullet point under the heading “Principal Strategies — Underlying Managers”:

•	“Convertible Arbitrage” strategies seek to generate returns derived from the relative mispricing among convertible securities and their underlying stocks. Convertible Arbitrage managers may invest in equities, debt and various types of convertible securities, including convertible bonds and mandatory convertibles, and may use derivatives for both hedging and investment purposes.

3. In the “Principal Risks” section of the Prospectus and Summary Prospectus, the following paragraph is added to the “Arbitrage Strategies Risk” factor:

The Fund may also employ convertible arbitrage investing strategies, which involve investing in convertible securities that appear incorrectly valued relative to their theoretical value. Convertible arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss. The success of convertible arbitrage investing activities will depend on the Adviser’s and/or an Underlying Manager’s ability to identify and exploit price discrepancies in the market. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the Adviser and/or an Underlying Manager will be able to locate investment opportunities or to correctly exploit price discrepancies.

4. In the “More Information About Risk” section of the Prospectus, the following paragraph is added to the “Arbitrage Strategies Risk” factor:

The Fund may also employ convertible arbitrage investing strategies, which involve investing in convertible securities that appear incorrectly valued relative to their theoretical value. Convertible arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss. Further, convertible securities tend to be significantly less liquid and have wider spreads, making it more difficult to enter and profitably exit such trades. Substantial risks also are involved in borrowing and lending against such investments. The prices of these investments can be volatile, market movements are difficult to predict, and financing sources and related interest and exchange rates are subject to rapid change. Certain corporate securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks. The success of convertible arbitrage investing activities will depend on the Adviser’s and/or an Underlying Manager’s ability to identify and exploit price discrepancies in the market. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the Adviser and/or an Underlying Manager will be able to locate investment opportunities or to correctly exploit price discrepancies. A reduction in the pricing inefficiency of the markets in which a convertible arbitrage strategy seeks to invest may reduce the scope of the strategy’s investment strategies. If the perceived mispricing underlying a convertible arbitrage strategy’s positions were to fail to materialize, the strategy could incur a loss.

5. In the “Investment Advisers” section of the Prospectus and Summary Prospectus, the third paragraph is deleted and replaced with the following:

MidOcean Credit Fund Management, L.P., Mariner Investment Group, LLC, Waterfall Asset Management, LLC and Magnetar Asset Management LLC are the Underlying Managers (and sub-advisers) for the Fund.

6. In the “Investment Adviser” section of the Prospectus, under the heading “Underlying Manager(s) – Multi-Manager Arrangements – FS Multi-Strategy Alternatives Fund,” the following is added as a new, final bullet point:

•	Magnetar Asset Management LLC (“Magnetar”), located at 1603 Orrington Avenue, 13th Floor, Evanston, IL, 60201, an investment adviser registered with the SEC, serves as a sub-adviser to a portion of the Multi-Strategy Fund’s portfolio. The principal owner of Magnetar Asset Management LLC is Magnetar Capital Partners LP (“MCP”), which is indirectly controlled by Dave Snyderman and Ross Laser. Magnetar’s Co-Founder and former Chief Executive Officer, Alec Litowitz, continues to hold a passive interest in MCP. Blackstone Strategic Capital Holdings, LP (“BSCH”) also holds a minority interest in MCP. BSCH is managed by Blackstone Strategic Capital Advisors LLC, an affiliate of BAIA.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-046-0100

The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated July 9, 2024

to the Fund’s Statement of Additional Information,

dated May 1, 2024

This supplement provides new and additional information beyond that contained in the Statement of Additional Information, and should be read in conjunction with the Statement of Additional Information.

A. The Board of Trustees of The Advisors’ Inner Circle Fund III has approved the appointment of Magnetar Asset Management LLC to serve as an underlying manager to the Fund, effective on or around July 9, 2024 (the “Effective Date”). Accordingly, as of the Effective Date, the Fund’s Statement of Additional Information is hereby amended and supplemented as follows:

1. In the “Investment Management and Other Services” section, the following is added as a new, final bullet point under the heading “Investment Managers”:

•	Magnetar Asset Management LLC

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-047-0100